UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 8, 2013

COMM 2013-CCRE11 Mortgage Trust

(Exact name of issuing entity)

Deutsche Mortgage & Asset Receiving Corporation

(Exact name of registrant as specified in its charter)

Cantor Commercial Real Estate Lending, L.P.
German American Capital Corporation

 (Exact names of sponsors as specified in their charters)

Delaware	333-184376-08	04-3310019
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

60 Wall Street	New York, New York	10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 250-2500

Not applicable

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    OTHER EVENTS

On October 8, 2013, Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2013 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Situs Holdings, LLC, as special servicer, U.S. Bank National Association, as trustee, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor, of COMM 2013-CCRE11 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2013-CCRE11 (the “Certificates”).  The Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-M, Class X-A and Class B Certificates (collectively, the “Publicly Offered Certificates”) were sold to Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., CastleOak Securities, L.P., RBS Securities Inc., and Guggenheim Securities, LLC, as underwriters (collectively, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of October 2, 2013, between the Registrant, German American Capital Corporation and the Underwriters.

On October 8, 2013, the Class X-B, Class X-C, Class C, Class D, Class E, Class F, Class G, Class R, Class LR and Class V Certificates (collectively, the “Privately Offered Certificates”) were sold to Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., RBS Securities Inc. and Guggenheim Securities, LLC, as initial purchasers (collectively, in such capacities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of October 2, 2013, between the Registrant, German American Capital Corporation and the Initial Purchasers.  The Privately Offered Certificates were sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Certificates represent, in the aggregate, the entire beneficial ownership in COMM 2013-CCRE11 Mortgage Trust, a common law trust fund formed on October 8, 2013 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The Issuing Entity’s primary assets are 46 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 82 commercial, multifamily and manufactured housing community properties.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Registrant from Cantor Commercial Real Estate Lending, L.P. and German American Capital Corporation.  The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $5,492,583 were approximately $1,318,243,542.  Of the expenses paid by the Depositor, approximately $12,150 were paid directly to affiliates of the Depositor, $160,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0  were paid to or for the Underwriters and the Initial Purchasers, and $5,320,433 were other expenses.  All of the foregoing expense amounts are the Depositor's reasonable estimates of such expenses.  No underwriting discounts and commissions or finder's fees were paid by the Depositor.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached as an exhibit to this report.

Item 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits:

5.1	Legality Opinion of Sidley Austin LLP, dated October 8, 2013.

8.1	Tax Opinion of Sidley Austin LLP, dated October 8, 2013 (included as part of Exhibit 5.1).

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation

By:	/s/ Helaine Kaplan
Name: Helaine Kaplan
Title: President

By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Vice President

Date:  October 8, 2013

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EXHIBIT INDEX

Exhibit Number	Description

5.1	Legality Opinion of Sidley Austin LLP, dated October 8, 2013.

8.1	Tax Opinion of Sidley Austin LLP, dated October 8, 2013 (included as part of Exhibit 5.1).

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).

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